3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
Unaudited Pro Forma Condensed Consolidated Financial Information

Effective as of April 17, 2024, BioLife Solutions, Inc., a Delaware corporation (the “Company” or "BioLife"), completed the sale of all of the issued and outstanding common stock of Global Cooling, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Global Cooling”), to GCI Holdings Company, LLC, an Ohio limited liability company {"Buyer") for an aggregate purchase price of $1.00 (the "Transaction"), pursuant to the terms of the Stock Purchase Agreement, dated April 17, 2024 by and between the Company and (“Buyer”) (the "Purchase Agreement"),

The unaudited pro forma condensed consolidated financial information has been derived from the Company’s historical consolidated financial statements and gives effect to the Transaction. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2023, reflects the Company’s financial position as if the Transaction had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for each of the years ended December 31, 2023, 2022, and 2021 reflect the Company’s operating results as if the Transaction had occurred as of January 1, 2021. In addition, the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2023, reflect certain adjustments described herein that are incremental to those related to the Transaction discussed above as if they had occurred on January 1, 2023. In our future public filings, beginning in the second quarter of 2024, the historical financial results of Global Cooling will be reflected in the Company’s consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the audited consolidated financial statements and accompanying notes and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Company's Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (the "SEC") on February 29, 2024.

The unaudited pro forma condensed consolidated financial information has been prepared based upon currently available information and management estimates and is subject to the assumptions and adjustments described below and in the accompanying notes to the unaudited pro forma condensed consolidated financial information. The unaudited pro forma financial information is not intended to be a complete presentation of the Company’s financial position or results of operations had the Transaction occurred as of and for the periods presented. In addition, the unaudited pro forma condensed consolidated financial information is provided for illustrative and informational purposes only and is not necessarily indicative of the Company’s future results of operations or financial condition. The Company's actual financial position and results of operations may materially differ from the pro forma amounts reflected herein due to a variety of factors. Management believes these assumptions and adjustments are reasonable, given the information available at the filing date.

The “Historical BioLife” column in the unaudited pro forma condensed consolidated financial information reflects our historical condensed consolidated financial statements for each of the periods presented and does not reflect any adjustments related to the Transaction and related transactions.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
The “Global Cooling Discontinued Operations” column in the unaudited pro forma condensed consolidated financial information gives effect to the Transaction and has been prepared consistent with the guidance for discontinued operations, ASC 205-20 Presentation of Financial Statements – Discontinued Operations (“ASC 205-20”), under GAAP. Therefore, the Company did not allocate any general corporate overhead expenses to the discontinued operations. As such, the unaudited pro forma condensed consolidated financial information does not reflect what our results of operations would have been on a stand-alone basis and is not necessarily indicative of future results of operations. In addition, our current estimates for discontinued operations are preliminary and actual results could differ from these estimates as the Company finalizes the discontinued operations accounting to be reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, as well as the Company's Annual Report on Form 10-K for the year ended December 31, 2024.

The “Other Separation Adjustments” column in the unaudited pro forma condensed consolidated financial information is based on currently available information and assumptions management believes are, under the circumstances and given the information available at this time, reasonable, and best reflect the impact of the Transaction on the Company’s financial condition and results of operations.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
Pro Forma Consolidated Balance Sheet
(Unaudited, amounts in thousands, except share and per share amounts)

	December 31, 2023
		Less: Pro Forma Transaction Accounting Adjustments
(In thousands, except per share and share data)	Historical BioLife	Global Cooling Discontinued Operations Note 2 (a)	Other Separation Adjustments	Note 2	Pro Forma BioLife
Assets
Current assets:
Cash and cash equivalents	$35,407	$(2,860)	$9,860	(b)(c)	$28,407
Restricted cash	31	—	—		31
Available-for-sale securities, current portion	16,288	—	—		16,288
Accounts receivable, trade, net of allowance for credit losses of $739 as of December 31, 2023	18,657	1,728	—		16,929
Inventories	43,456	11,248			32,208
Prepaid expenses and other current assets	6,765	2,166	—		4,599
Total current assets	120,604	12,282	9,860		98,462

Assets held for rent, net	7,713	—	—		7,713
Property and equipment, net	21,077	147	—		20,930
Operating lease right-of-use assets, net	11,446	—	—		11,446
Financing lease right-of-use assets, net	94	—	—		94
Long-term deposits and other assets	273	4	—		269
Available-for-sale securities, long term	548	—	—		548
Equity Investments	5,069	—	—		5,069
Intangible assets, net	21,149	—	—		21,149
Goodwill	224,741	—	—		224,741
Total assets	$412,714	$12,433	$9,860		$390,421

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$6,940	$1,612	$1,756	(c)	$3,572
Accrued expenses and other current liabilities	11,932	2,620	(8,820)	(c)(d)(e)	18,132
Sales taxes payable	5,442	—	—		5,442
Warranty liability	7,858	7,507	—		351
Lease liabilities, operating, current portion	2,797	263	—		2,534
Lease liabilities, financing, current portion	376	22	—		354
Debt, current portion	6,833	—	—		6,833
Total current liabilities	42,178	12,024	(7,064)		37,218

Lease liabilities, operating, long-term	13,205	1,016	—		12,189
Lease liabilities, financing, long-term	1,169	11	—		1,158
Debt, long-term	18,311	—	2,596	(c)	15,715
Deferred tax liabilities	188	—	—		188
Total liabilities	75,051	13,051	(4,468)		66,468

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Shareholders’ equity:
Preferred stock, $0.001 par value; 1,000,000 shares authorized, Series A, 4,250 shares designated, and 0 shares issued and outstanding as of December 31, 2023	—	—	—		—
Common stock, $0.001 par value; 150,000,000 shares authorized, 45,167,225 shares issued and outstanding as of December 31, 2023	45	—	—		45
Additional paid-in capital	651,305	184,030	—		467,275
Accumulated other comprehensive loss, net of taxes	(345)	1	—		(346)
Accumulated deficit	(313,342)	(184,649)	14,328	(b)(d)(e)	(143,021)
Total shareholders’ equity	337,663	(618)	14,328		323,953
Total liabilities and shareholders’ equity	$412,714	$12,433	$9,860		$390,421

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
Pro Forma Consolidated Statement of Operations
(Unaudited, amounts in thousands, except share and per share amounts)

	Year Ended December 31, 2023
		Less: Pro Forma Transaction Accounting Adjustments
(In thousands, except per share and share data)	Historical BioLife	Global Cooling Discontinued Operations Note 2 (a)	Other Separation Adjustments	Note 2	Pro Forma BioLife

Product revenue	$117,695	$35,349	$—		$82,346
Service revenue	17,551	477	—		17,074
Rental revenue	8,025	—	—		8,025
Total product, service, and rental revenue	143,271	35,826	—		107,445
Costs and operating expenses:
Cost of product revenue (exclusive of intangible assets amortization)	75,751	36,433	—		39,318
Cost of service revenue (exclusive of intangible assets amortization)	15,586	249	—		15,337
Cost of rental revenue (exclusive of intangible assets amortization)	5,182	—	—		5,182
General and administrative	55,725	4,706	(2,353)	(c)	53,372
Sales and marketing	24,583	8,980	—		15,603
Research and development	18,796	4,254	—		14,542
Asset impairment charges	15,485	7,176	—		8,309
Intangible asset amortization	5,181	131	—		5,050
Change in fair value of contingent consideration	(2,193)	—	—		(2,193)
Reduction in force compensation expenses	—	—	(2,470)	(e)	2,470
Global Cooling employee stock based compensation expenses	—	—	(4,538)	(e)	4,538
Loss on sale of Global Cooling	—	(963)	(7,320)	(b)(d)	8,283
Total operating expenses	214,096	60,966	(16,681)		169,811
Operating loss	(70,825)	(25,140)	16,681		(62,366)

Other income:
Interest expense, net	(1,812)	(131)	—		(1,681)
Other income	1,264	41	—		1,223
Gain on settlement of Global Cooling escrow	5,115	—	—		5,115
Total other income, net	4,567	(90)	—		4,657

Loss before income tax (expense) benefit	(66,258)	(25,230)	16,681		(57,709)
Income tax (expense) benefit	(169)	(13)	—		(156)
Net loss	$(66,427)	$(25,243)	$16,681		$(57,865)

Net loss attributable to common shareholders:
Basic and Diluted	$(66,427)	$(25,243)	$16,681		$(57,865)
Net loss per share attributable to common shareholders:
Basic and Diluted	$(1.52)				$(1.32)

Weighted average common shares outstanding:
Basic and Diluted	43,719,185				43,719,185

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
Pro Forma Consolidated Statement of Operations
(Unaudited, amounts in thousands, except share and per share amounts)

	Year Ended December 31, 2022
		Less: Pro Forma Transaction Accounting Adjustments
(In thousands, except per share and share data)	Historical BioLife	Global Cooling Discontinued Operations Note 2 (a)	Other Separation Adjustments	Note 2	Pro Forma BioLife

Product revenue	$136,000	$47,915	$—		$88,085
Service revenue	15,308	—	—		15,308
Rental revenue	10,451	—	—		10,451
Total product, service, and rental revenue	161,759	47,915	—		113,844
Costs and operating expenses:
Cost of product revenue (exclusive of intangible assets amortization)	88,519	51,621	—		36,898
Cost of service revenue (exclusive of intangible assets amortization)	12,360	—	—		12,360
Cost of rental revenue (exclusive of intangible assets amortization)	7,058	—	—		7,058
General and administrative	47,670	6,918	—		40,752
Sales and marketing	21,570	8,080	—		13,490
Research and development	14,798	4,259	—		10,539
Asset impairment charges	110,364	110,364	—		—
Intangible asset amortization	9,697	3,969	—		5,728
Acquisition costs	18	—	—		18
Change in fair value of contingent consideration	(4,754)	—	—		(4,754)
Loss on sale of Global Cooling	—	(10,006)	—		10,006
Total operating expenses	307,300	175,205	—		132,095
Operating loss	(145,541)	(127,290)	—		(18,251)

Other income:
Change in fair value of investments	697	—	—		697
Interest expense, net	(687)	(257)	—		(430)
Other income	704	2	—		702
Total other income, net	714	(255)	—		969

Loss before income tax benefit	(144,827)	(127,545)	—		(17,282)
Income tax benefit	5,022	(15)	—		5,037
Net loss	$(139,805)	$(127,560)	$—		$(12,245)

Net loss attributable to common shareholders:
Basic and Diluted	$(139,805)	$(127,560)	$—		$(12,245)
Net loss per share attributable to common shareholders:
Basic and Diluted	$(3.29)				$(0.29)

Weighted average common shares outstanding:
Basic and Diluted	42,481,027				42,481,027

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
Pro Forma Consolidated Statement of Operations
(Unaudited, amounts in thousands, except share and per share amounts)

	Year Ended December 31, 2021
		Less: Pro Forma Transaction Accounting Adjustments
(In thousands, except per share and share data)	Historical BioLife	Global Cooling Discontinued Operations Note 2 (a)	Other Separation Adjustments	Note 2	Pro Forma BioLife

Product revenue	$101,913	$39,184	$—		$62,729
Service revenue	9,817	—	—		9,817
Rental revenue	7,426	—	—		7,426
Total product, service, and rental revenue	119,156	39,184	—		79,972
Costs and operating expenses:
Cost of product revenue (exclusive of intangible assets amortization)	69,676	43,106	—		26,570
Cost of service revenue (exclusive of intangible assets amortization)	5,381	—	—		5,381
Cost of rental revenue (exclusive of intangible assets amortization)	7,051	—	—		7,051
General and administrative	33,668	5,021	—		28,647
Sales and marketing	14,006	4,410	—		9,596
Research and development	11,821	2,896	—		8,925
Intangible asset amortization	8,202	3,796	—		4,406
Acquisition costs	1,636	—	—		1,636
Change in fair value of contingent consideration	2,875	—	—		2,875
Loss on sale of Global Cooling	—	(103,495)	—		103,495
Total operating expenses	154,316	(44,266)	—		198,582
Operating loss	(35,160)	83,450	—		(118,610)

Other income:
Change in fair value of warrant liability	(121)	—	—		(121)
Interest expense, net	(485)	(298)	—		(187)
Other income	289	14	—		275
Gain on acquisition of Sexton Biotechnologies, Inc.	6,451	—	—		6,451
Total other income, net	6,134	(284)	—		6,418

Loss before income tax benefit	(29,026)	83,166	—		(112,192)
Income tax benefit	20,118	4,576	—		15,542
Net loss	$(8,908)	$87,742	$—		$(96,650)

Net loss attributable to common shareholders:
Basic and Diluted	$(8,908)	$87,742	$—		$(96,650)
Net loss per share attributable to common shareholders:
Basic and Diluted	$(0.23)				$(2.51)

Weighted average common shares outstanding:
Basic and Diluted	38,503,944				38,503,944

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1. Basis of Presentation

The unaudited pro forma condensed consolidated financial information has been prepared based on BioLife's historical consolidated financial statements and in accordance with Article 11 of SEC Regulation S-X, Pro Forma Financial Information.

Global Cooling Discontinued Operations reflect associated assets, liabilities, and stockholders’ equity and results of operations attributable to Global Cooling that were included in the Company’s historical consolidated financial statements in accordance with ASC 205-20. These amounts exclude general corporate overhead costs which were historically allocated to Global Cooling that do not meet the requirements to be presented in discontinued operations.

Note 2. Pro Forma Adjustments and Assumptions

(a) The Global Cooling Discontinued Operations column of the unaudited pro forma condensed consolidated balance sheet and the unaudited pro forma condensed consolidated statements of operations, respectively, present the pro forma adjustments to historical financial results directly attributable to the Transaction in accordance with ASC 205-20. Allocated corporate and shared service costs as they relate to the separate presentation of Global Cooling related to the Transaction are also included within the Global Cooling Discontinued Operations column.

(b) Other Separation Adjustments reflect the Company's closing condition to provide Global Cooling to Buyer with a cash balance of $7.0 million as of the closing of the Transaction. The Company provided approximately $4.9 million to Global Cooling in order to meet this closing condition.

(c) Other Separation Adjustments reflect the Company's payoff of Global Cooling's term loan with Advantage Capital Community Development Fund XXXII, L.L.C. ($2.6 million) and assumption of Global Cooling's accounts payables and accrued liabilities ($1.8 million and $0.6 million, respectively) in connection with the closing of the Transaction.

(d) Other Separation Adjustments reflect the costs incurred in connection with the Transaction, including fees to be paid to the broker, attorneys, and other external parties.

(e) Other Separation Adjustments reflect the Company's compensation expenses associated with the reduction in force (RIF) that took place in connection with the Transaction on April 17, 2024, including the acceleration of unvested shares of terminated employees ($2.2 million) and cash compensation for severance costs ($0.3 million). These compensation expenses also include the acceleration of unvested shares for all former employees of the Company that remained with Global Cooling upon the closing of the Transaction ($4.5 million).

Note 3: Pro Forma Adjusted Gross Margin and Adjusted EBITDA Reconciliations

In addition to net income (loss) determined in accordance with GAAP, we use the non-GAAP measures, "Adjusted Gross Margin" and “Adjusted EBITDA”, in assessing our operating performance as we believe it serves as an appropriate measure in evaluating the performance of

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
our business. We reference Adjusted Gross Margin and Adjusted EBITDA frequently in our decision-making because it provides supplemental information that facilitates internal comparisons to the historical periods and external comparisons to competitors. In addition, incentive compensation is primarily based on Adjusted Gross Margin and Adjusted EBITDA targets and we base certain of our forward-looking estimates on Adjusted Gross Margin and Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted Gross Margin and Adjusted EBITDA targets.

The following is a reconciliation of our pro forma revenue to our pro forma Adjusted Gross Margin and pro forma net income to our pro forma Adjusted EBITDA for each of the years ended December 31, 2023, 2022, and 2021:

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF PRO FORMA GROSS PROFIT TO PRO FORMA ADJUSTED GROSS PROFIT
(Unaudited, amounts in thousands)

	Year Ended December 31, 2023
		Less: Pro Forma Transaction Accounting Adjustments
(In thousands)	Historical BioLife	Global Cooling Discontinued Operations Note 2 (a)	Other Separation Adjustments	Pro Forma BioLife
GAAP total revenues	$143,271	$35,826	$—	$107,445
GAAP cost of revenues	(96,519)	(36,682)	—	(59,837)
COGS intangible asset amortization	(2,781)	—	—	(2,781)
GAAP GROSS PROFIT	$43,971	$(856)	$—	$44,827
GAAP GROSS MARGIN	31%			42%

ADJUSTMENTS TO GROSS PROFIT:
Inventory reserve costs	2,334	562	—	1,772
Loss on disposal of assets	286	—	—	286
Intangible asset amortization	2,781	—	—	2,781
ADJUSTED GROSS PROFIT	$49,372	$(294)	$—	$49,666
ADJUSTED GROSS MARGIN	34%			46%

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

	Year Ended December 31, 2022
		Less: Pro Forma Transaction Accounting Adjustments
(In thousands)	Historical BioLife	Global Cooling Discontinued Operations Note 2 (a)	Other Separation Adjustments	Pro Forma BioLife
GAAP total revenues	$161,759	$47,915	$—	$113,844
GAAP cost of revenues	(107,937)	(51,621)	—	(56,316)
COGS intangible asset amortization	(5,007)	—	—	(5,007)
GAAP GROSS PROFIT	$48,815	$(3,706)	$—	$52,521
GAAP GROSS MARGIN	30%			46%

ADJUSTMENTS TO GROSS PROFIT:
Inventory step-up	251	—	—	251
Intangible asset amortization	5,007	—	—	5,007
ADJUSTED GROSS PROFIT	$54,073	$(3,706)	$—	$57,779
ADJUSTED GROSS MARGIN	33%			51%

	Year Ended December 31, 2021
		Less: Pro Forma Transaction Accounting Adjustments
(In thousands)	Historical BioLife	Global Cooling Discontinued Operations Note 2 (a)	Other Separation Adjustments	Pro Forma BioLife
GAAP total revenues	$119,156	$39,184	$—	$79,972
GAAP cost of revenues	(82,108)	(43,106)	—	(39,002)
COGS intangible asset amortization	(4,557)	—	—	(4,557)
GAAP GROSS PROFIT	$32,491	$(3,922)	$—	$36,413
GAAP GROSS MARGIN	27%			46%

ADJUSTMENTS TO GROSS PROFIT:
Inventory step-up	1,130	—	—	1,130
Intangible asset amortization	4,557	—	—	4,557
ADJUSTED GROSS PROFIT	$38,178	$(3,922)	$—	$42,100
ADJUSTED GROSS MARGIN	32%			53%

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF PRO FORMA NET LOSS TO PRO FORMA ADJUSTED EBITDA
(Unaudited, amounts in thousands)

	Year Ended December 31, 2023
		Less: Pro Forma Transaction Accounting Adjustments
(In thousands)	Historical BioLife	Global Cooling Discontinued Operations Note 2 (a)	Other Separation Adjustments	Pro Forma BioLife
Net Loss	$(66,427)	$(25,243)	$(16,681)	$(57,865)

ADJUSTMENTS:
Interest expense	1,812	131	—	1,681
Income tax expense	169	13	—	156
Depreciation	7,126	397	—	6,729
Intangible asset amortization	5,181	131	—	5,050
EBITDA	(52,139)	(24,571)	(16,681)	(44,249)

OTHER ADJUSTMENTS:
Loss on sale of Global Cooling	—	1,736	16,681	18,417
Share-based compensation (non-cash)	31,670	4,734	—	26,936
Acquisition and divestiture costs	3,226	—	—	3,226
Severance costs	1,591	—	—	1,591
Loss on disposal of assets	477	—	—	477
Change in fair value of contingent consideration	(2,193)	—	—	(2,193)
Gain on settlement of Global Cooling escrow	(5,115)	—	—	(5,115)
Asset impairment charges	15,485	7,176	—	8,309
Inventory reserve costs	2,334	562	—	1,772
ADJUSTED EBITDA	$(4,664)	$(10,363)	$—	$9,171

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

	Year Ended December 31, 2022
		Less: Pro Forma Transaction Accounting Adjustments
(In thousands)	Historical BioLife	Global Cooling Discontinued Operations Note 2 (a)	Other Separation Adjustments	Pro Forma BioLife
Net Loss	$(139,805)	$(127,560)	$—	$(12,245)

ADJUSTMENTS:
Interest expense	687	257	—	430
Income tax benefit	(5,022)	15	—	(5,037)
Depreciation	6,834	616	—	6,218
Intangible asset amortization	9,696	3,969	—	5,727
EBITDA	(127,610)	(122,703)	—	(4,907)

OTHER ADJUSTMENTS:
Loss on sale of Global Cooling	—	(8,879)	—	8,879
Share-based compensation (non-cash)	25,334	3,304	—	22,030
Inventory step-up	251	—	—	251
Acquisition and divestiture costs	18	—	—	18
Loss on disposal of assets	683	—	—	683
Change in fair value of contingent consideration	(4,754)	—	—	(4,754)
Asset impairment charges	110,364	110,364	—	—
Change in fair value of investments	(697)	—	—	(697)
ADJUSTED EBITDA	$3,589	$(17,914)	$—	$21,503

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

	Year Ended December 31, 2021
		Less: Pro Forma Transaction Accounting Adjustments
(In thousands)	Historical BioLife	Global Cooling Discontinued Operations Note 2 (a)	Other Separation Adjustments	Pro Forma BioLife
Net Loss	$(8,908)	$87,742	$—	$(96,650)

ADJUSTMENTS:
Interest expense	485	298	—	187
Income tax benefit	(20,118)	(4,576)	—	(15,542)
Depreciation	4,801	493	—	4,308
Intangible asset amortization	8,202	3,796	—	4,406
EBITDA	(15,538)	87,753	—	(103,291)

OTHER ADJUSTMENTS:
Loss on sale of Global Cooling	—	(102,809)	—	102,809
Share-based compensation (non-cash)	13,973	1,031	—	12,942
Inventory step-up	1,130	—	—	1,130
Acquisition and divestiture costs	1,636	—	—	1,636
Loss on disposal of assets	(145)	—	—	(145)
Change in fair value of contingent consideration	2,875	—	—	2,875
Change in fair value of warrant liability	121	—	—	121
ADJUSTED EBITDA	$4,052	$(14,025)	$—	$18,077